REAL SILK INVESTMENTS, INC.
                   445 North Pennsylvania Street, Suite 500
                         Indianapolis, Indiana  46204
                                (317) 632-7359





PRESS RELEASE


                                                         For Immediate Release
                                                                March 20, 1998
                                                              Indianapolis, IN



     The Board of Directors of Real Silk Investments, Inc. today announced its intention to explore options for the future of the Company. These options, among others, include continuing as is, merging with another Investment Company or liquidating the company. This decision is precipitated by the anticipated termination of potential liability under the "Built-in Gains Tax" at the end of the current year and health problems of the president of the company.

     The Built-in Gains Tax is a tax on the gains in the portfolio of the company as of the date of its conversion to a regulated investment company, which are realized during a ten-year period commencing with the conversion. In the case of Real Silk, this period commenced January 1, 1989 and ends January 1, 1999.